UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2016, Vringo, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2016 and an update to its business operations.

In addition to the information above, the press release issued by the Company on May 5, 2016, additionally announced that (i) the Company will be changing its name to “FORM Holdings Corp.” effective as of May 6, 2016, at 5:00 p.m., Eastern Time, and (ii) the Company’s common stock, par value $0.01 per share, which has previously been listed on The NASDAQ Capital Market under the trading symbol “VRNG,” will be listed under the trading symbol “FH” upon the opening of the trading market on Monday, May 9, 2016.

A copy of the press release is attached hereto as Exhibit 99.1.

The Company will conduct a conference call to discuss its operating results for the first quarter of 2016, provide update on the Company’s business segments and discuss the Company’s repositioning as a holding company on May 5, 2016, at 4:30 p.m., Eastern Time.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2016, the Company filed a certificate of amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the State of Delaware to change its name to “FORM Holdings Corp.,” effective as of May 6, 2016 at 5:00 p.m., Eastern Time. The Certificate of Amendment was approved by the Board of Directors of the Company. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

In connection with the filing of the Certificate of Amendment, effective May 6, 2016 at 5:00 p.m., Eastern Time, the Board of Directors of the Company approved and adopted the Company’s Second Amended and Restated Bylaws, which reflect the Company’s name change to FORM Holdings Corp. (the “Restated Bylaws”).  No other changes were made to the Restated Bylaws. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on May 5, 2016.
3.2	Second Amended and Restated Bylaws of the Company, effective May 6, 2016.
99.1	Press release, dated May 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VRINGO, INC.

By:	/s/ Andrew D. Perlman
Name:	Andrew D. Perlman
Title:	Chief Executive Officer

Date: May 5, 2016